UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) December 15, 2004



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



          STATE OF DELAWARE                  1-143           38-0572515
          -----------------                  -----           ----------
      (State or other jurisdiction of     (Commission     (I.R.S. Employer
      Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit,                           48265-3000
      Michigan                                                   (Zip Code)
      --------
      (Address of Principal Executive
      Offices)



          Registrant's telephone number, including area code (313) 556-5000
                                                             --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On Dec. 15, 2004, General Motors Corporation (GM) contributed approximately 11 million shares of XM Satellite Radio Holdings Inc. (XM) Class A common stock, into a trust established primarily to pre-fund health-care expenses for its U.S. hourly retirees.

The stock, which was valued by an independent appraiser at approximately $419 million at the time of the contribution, will be added to the Voluntary Employees' Beneficiary Association (VEBA) trust established to pre-fund part of GM's other postretirement employee benefits (OPEB) liability related primarily to health-care expense. Total assets in the VEBA trust were approximately $16.0 billion at Sept. 30, 2004. GM's gross OPEB liability, when last officially reported on Dec. 31, 2003, was $67.5 billion.

Before the contribution, GM owned approximately 16.5 million shares of XM Class A common stock and preferred convertible stock. GM now holds approximately 5.6 million shares of XM common stock, including shares convertible into common stock. GM will retain a seat on the XM board of directors.

The contribution of the XM stock to the VEBA trust was determined to be an appropriate and timely opportunity to utilize a GM-held asset to help address the impact of rising health-care costs for retirees. GM continues to place a high value on its business relationship with XM Radio, which supplies satellite-radio subscription services made available by GM on more than 50 vehicle models sold in the United States.

The gain on this transaction, to be disclosed at a future date, will be handled as a special item in GM's 2004-calendar year financial results.


                                      # # #



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------

                                          (Registrant)
Date:  December 17, 2004             By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)